Exhibit 99.2

Advent Software, Inc. First Quarter 2015 Earnings Highlights May 7, 2015 Advent Investor Relations Contact: InvestorRelations@advent.com

ADVS Forward-Looking Statements Any forward-looking statements included in this presentation, including comments regarding product releases, enhancements and updates reflect management's best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here. These risks and uncertainties including the pending acquisition of Advent by SS&C Technologies Holdings, Inc., potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to declare future dividends; the Company’s ability to satisfy contractual performance requirements and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2014 Annual Report on Form 10-K. The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. 2

ADVS Q115 Highlights Quarterly revenue of $103.3M; increase of 7% over prior year 18% of revenue was from international sources 93% of revenue was categorized as recurring Annualized Recurring Run Rate was $394.2M at March 31, 2015; increase of 5% over March 31, 2014 Non-GAAP Operating Income of $29.7M, or 28.8% of revenue; increase of 2% compared to $29.2M. Non-GAAP Diluted EPS of $0.34; increase of 4% over prior year Q3 14 updated renewal rate of 94%; increase of 1 point over initial rate 3

ADVS Q115 Financial Highlights Metric Q114 Q115 $ +/- % +/- Annual Contract Value ($M) $5.1 $4.2 ($0.9) (17%) Annualized Recurring Run Rate at 3/31 ($M) $375.8 $394.2 $18.4 5% Revenue ($M) $96.8 $103.3 $6.5 7% Operating Cash Flow ($M)2,3 $20.9 $6.6 ($14.3) (68%) GAAP Operating Margin 2,3 20.0% 9.9% (10.1 pts) (50%) GAAP Diluted EPS3 $0.20 $0.09 ($0.11) (55%) Non-GAAP Operating Margin1,3 30.2% 28.8% (1.4pts) (5%) Adjusted EBITDA ($M)1,2 $32.3 $23.7 ($8.6) (27%) Non-GAAP Diluted EPS1,3 $0.33 $0.34 $0.01 4% 1 See reconciliation of GAAP to Non-GAAP measures on slide 9 2Advent’s results for the first quarter of 2015 included transaction-related fees associated with the pending merger with SS&C Technologies Holdings, Inc. These third-party costs, on a pre-tax basis, totaled $8.4 million. Additionally, in the first quarter of 2015, Advent’s results included $2.6 million in restructuring charges related to personnel and facilities restructuring. 3Advent’s results for the first quarter of 2015 includes incremental expense of $1.6 million from accelerated depreciation not included in restructuring from the decision to shrink our real estate footprint during 2015. Totals, $+/- and % +/ - may not recalculate due to rounding 4

5 ADVS Operating Metrics ($ in millions) 5 Annual Contract Value Annualized Recurring Run Rate Renewals $30 The annual contribution to revenue once contracts are signed for Term License, Advent OnDemand, and Black Diamond. The annualized run rate of all of our contracted recurring revenue streams as of a point in time. The metric includes the combined effects of ACV, renewals and the existing run rate of recurring revenues into a single metric. Client contract renewals compared to the same quarter in the previous year based on cash collections and reported one quarter in arrears. *Annualized Recurring Run Rate is not intended to be forward looking. 94% 92% 97% 95% 94% 95% 93% 93% 99% 95% 100% 101% 99% 98% 94% 50% 60% 70% 80% 90% 100% 110% 120% Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2-14 Q3-14 Q4-14 Initially reported renewal/run rate Subsequently updated renewal/run rate $5 $4 $8 $7 $10 $- $5 $10 $15 $20 $25 $30 $35 2014 2015 Q1 Q2 Q3 Q4 352.9 356.6 353.9 359.2 375.8 366.1 375.5 383.4 394.2 $200 $250 $300 $350 $400 $450 3/31/2013 6/30/2013 9/30/2013 12/31/2013 3/31/2014 6/30/2014 9/30/2014 12/31/2014 3/31/2015

ADVS Revenue ($ in millions) * Totals, $+/- and % +/ - may not recalculate due to rounding 6 $75 $87 $92 $97 $103 $80 $90 $96 $100 $85 $90 $97 $99 $86 $92 $98 $101 $- $100 $200 $300 $400 2011 2012 2013 2014 2015 Q1 Revenue Q2 Revenue Q3 Revenue Q4 Revenue $326 $359 $383 $397 82% 18% Q115 Revenue Breakdown by Region Domestic International 93% 7% Q115 Revenue Breakdown by Type Recurring Non-recurring

ADVS Q115 Revenue Components ($ in millions) Q114 Q115 $ +/- % +/- Recurring $89.1 $96.2 $7.0 8% Term License Revenue $47.0 $52.4 $5.4 11% Perpetual Maintenance $16.1 $15.3 ($0.9) (5%) Other Recurring 1 $25.9 $28.5 $2.6 10% Non-Recurring $7.7 $7.1 ($0.6) (8%) Total Revenue $96.8 $103.3 $6.5 7% 1 Includes OnDemand, Data Services, Black Diamond, and asset based fees. * Totals, $+/- and % +/ - may not recalculate due to rounding 7

Deferred revenue represents invoiced bookings, not yet recognized as revenue Backlog represents contractual bookings, not yet invoiced (disclosed annually) 8 Deferred Revenue ADVS Deferred Revenue and Backlog ($ in millions) Deferred Revenue/Backlog $175 $183 $194 $204 $198 $133 $129 $165 $157 $- $50 $100 $150 $200 $250 12/31/11 12/31/12 12/31/13 12/31/14 3/31/15 Deferred Revenue Backlog $28 $29 $26 $39 $42 $42 100 $108 $107 21 $26 $23 0 50 100 150 200 250 3/31/14 12/31/14 3/31/15 Other Recurring Deferred Revenue Term License Deferred Revenue Term Implementations Deferred Revenue Perpetual License/Maintenance Deferred Revenue $188 $204 $198

ADVENT SOFTWARE, INC. RECONCILIATION OF SELECTED CONTINUING OPERATIONS' GAAP MEASURES TO NON-GAAP MEASURES (In thousands, except per share data) (Unaudited) To supplement our condensed consolidated financial statements presented in accordance with generally accepted accounting principles in the United States of America (or GAAP), Advent uses non-GAAP measures of continuing operations' gross margin, operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses and income we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Three Months Ended March 31 2015 2014 Amount % of Net Revenues Amount % of Net Revenues GAAP gross margin $ 72,762 70.5% $ 68,322 70.6% Amortization of acquired intangibles 1,050 1,186 Stock-based compensation 1,064 1,217 Non-GAAP gross margin $ 74,876 72.5% $ 70,725 73.1% GAAP operating income $ 10,199 9.9% $ 19,313 20.0% Amortization of acquired intangibles 1,848 2,095 Stock-based compensation 6,605 7,628 Restructuring charges 2,643 174 Transaction-related fees 8,444 - Non-GAAP operating income $ 29,739 28.8% $ 29,210 30.2% GAAP net income $ 5,076 $ 10,907 Amortization of acquired intangibles 1,848 2,095 Stock-based compensation 6,605 7,628 Restructuring charges 2,643 174 Transaction-related fees 8,444 - Income tax adjustment (1) (5,869) (3,264) Non-GAAP net income $ 18,747 $ 17,540 GAAP net income $ 5,076 $ 10,907 Net interest 1,335 2,136 Provision for income taxes 4,226 6,181 Depreciation expense 4,130 2,766 Amortization expense 2,368 2,709 Stock-based compensation 6,605 7,628 Adjusted EBITDA $ 23,740 $ 32,327 Diluted net income per share GAAP $ 0.09 $ 0.20 Non-GAAP $ 0.34 $ 0.33 Shares used to compute diluted net income per share 55,106 53,807 (1) The estimated non-GAAP effective tax rate was 35% for the three months ended March 31, 2015 and 2014, respectively, and has been used to adjust the provision for income taxes for non-GAAP net income and non-GAAP diluted net income per share purposes.